Exhibit 10.1

ANNEXON, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

June 30, 2020

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TABLE OF CONTENTS (continued)

5.8	Titles and Subtitles	25
5.9	Counterparts	25
5.10	Jurisdiction; Venue; WAIVER OF JURY TRIAL	25
5.11	Further Assurances	26
5.12	Termination Upon Change of Control	26
5.13	Conflict	26
5.14	Attorney’s Fees	26
5.15	Aggregation of Stock	26
5.16	Waivers of Potential Conflicts of Interest	26

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ANNEXON, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (this “Agreement”) is dated as of June 30, 2020, and is between Annexon, Inc., a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A (each, an “Investor” and collectively, the “Investors”).

RECITALS

Certain of the Investors (the “Existing Investors”) hold shares of the Company’s Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or shares of Common Stock issued upon conversion thereof and possess registration rights, information rights, rights of first offer, and other rights pursuant to an Amended and Restated Investors’ Rights Agreement dated as of December 4, 2018 between the Company and such Investors (the “Prior Agreement”); and

The Existing Investors are holders of greater than 60% of the Registrable Securities (as defined in the Prior Agreement), and desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement; and

Certain of the Investors are parties to that certain Series D Preferred Stock Purchase Agreement of even date herewith (the “Series D Investors”) (the “Purchase Agreement”), under which certain of the Company’s and such Investors’ obligations are conditioned upon the execution and delivery of this Agreement by such Investors, Existing Investors holding a majority of the Registrable Securities (as defined in the Prior Agreement), and the Company; and

The undersigned Existing Investors hereby agree that the Prior Agreement shall be amended and restated, and the parties to this Agreement further agree as follows:

SECTION 1

DEFINITIONS

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by or is under common control with such specified Person, including, without limitation any partner, member, officer, director, manager or employee of such Person and any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person. Notwithstanding the foregoing, the Company and the parties hereto agree that (i) the Affiliates of F-Prime Inc. shall include all members of the Beacon Bioventures Group and (ii) the Affiliates of the Satter Investors shall include each other Satter Investor and any trust or other entity for which Muneer A. Satter serves as manager, trustee or investment advisor. For purposes of this Agreement, “Satter Investors” means the Muneer A. Satter Revocable Trust, The Satter Foundation, SIM—SCT Investment Holdings, LLC, SIM – SFT Investment Holdings, LLC, SIM—KHH Investment Holdings, LLC, SIM—ACWIT Investment Holdings, LLC, SIM—RSFIT Investment Holdings, LLC, SIM—RHSIT Investment Holdings, LLC, Satter Medical Technology Partners, L.P. and any subsequent investor or transferee who becomes a party to this Agreement as an Investor and is designated as a Satter Investor by the

Satter Investors holding a majority of the shares of Common Stock (assuming conversion of all shares of Series A-1 Preferred Stock) held by all Satter Investors. For purposes of this Agreement, “Beacon Bioventures Group” means: each of FMR LLC and its subsidiaries and affiliates; FIL Limited and its subsidiaries and affiliates; Fidelity International Ventures Limited; InfoTech Fund I LLC; InfoTech Fund II LLC; Impresa Fund I LLC; Impresa Fund II LLC; Impresa Fund III Limited Partnership; Impresa Capital LLC; Fidelity Ventures II Limited Partnership; Fidelity Ventures Principals II LLC; Amista Ventures III Limited Partnership; Amista Ventures Principals III Limited Partnership; Agilus Ventures IV Limited Partnership; Agilus Ventures Principals IV Limited Partnership; Agilus Ventures IV-E Limited Partnership; Agilus Ventures Principals IV-E Limited Partnership; Alimont Ventures V Limited Partnership; Beacon Bioventures Limited Partnership; Beacon Bioventures Fund II Limited Partnership; Devonshire Equity Partners II Fund A Limited Partnership; Fidelity Asia Ventures Fund L.P.; Asia Ventures II L.P., FIL India Ventures L.P.; Europe Ventures L.P.; and any other limited liability company or limited partnership owned or controlled by members of FMR LLC; and shall also include any charitable organizations.

(b) “Bad Actor Disqualification” means any “bad actor” disqualification described in Rule 506(d)(1)(i) through (viii) under the Securities Act.

(c) “Board of Directors” means the board of directors of the Company.

(d) “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(e) “Common Stock” means the Common Stock of the Company.

(f) “Conversion Stock” means shares of Common Stock issued upon conversion of the Preferred Stock.

(g) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(h) “Holder” means any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.12 of this Agreement.

(i) “Indemnified Party” shall have the meaning set forth in Section 2.6(c).

(j) “Indemnifying Party” shall have the meaning set forth in Section 2.6(c).

(k) “Initial Public Offering” means the closing of the Company’s first firm commitment underwritten public offering of the Company’s Common Stock registered under the Securities Act.

(l) “Initiating Holders” means any Holder or Holders who in the aggregate hold at least a Preferred Majority.

(m) “Major Holder” shall have the meaning set forth in Section 4.1(a).

(n) “Major Information Holder” shall have the meaning set forth in Section 3.1(a).

(o) “New Securities” shall have the meaning set forth in Section 4.1(a).

(p) “Other Selling Stockholders” means persons other than Holders who, by virtue of agreements with the Company, are entitled to include their Other Shares in certain registrations hereunder.

(q) “Other Shares” means shares of Common Stock, other than Registrable Securities (as defined below), with respect to which registration rights have been granted.

(r) “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(s) “Preferred Majority” means holders of at least sixty percent (60%) of the outstanding shares of the Preferred Stock voting together as a single class and on an as-converted basis.

(t) “Preferred Stock” means, collectively, the Series A Preferred Stock, Series A-1 Preferred Stock, the Series B Preferred Stock, Series C Preferred Stock and the Series D Preferred Stock.

(u) “Purchase Agreement” shall have the meaning set forth in the Recitals.

(v) “Registrable Securities” means (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any shares of Common Stock described in clause (i) or (ii) above which have previously been registered or which have been sold to the public either in accordance with a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement, or for which registration rights have terminated pursuant to Section 2.14 of this Agreement.

(w) The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(x) “Registration Expenses” means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one special counsel for any Holders and Other Selling Stockholders including Shares and Other Shares in a registration statement (with such amount not to exceed $50,000 in the aggregate), and one special counsel for the Holders with respect to corporate governance matters regardless of their including Shares or Other Shares in a registration statement (with such amount not to exceed $50,000 in the aggregate), blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(y) “Restricted Securities” means any Registrable Securities required to bear the first legend set forth in Section 2.8(c).

(z) “Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(aa) “Rule 145” means Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission

(bb) “Rule 415” means Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(cc) “Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(dd) “Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder or Other Selling Stockholders (other than the fees and disbursements of counsel to the Holders and Other Selling Stockholders included in Registration Expenses).

(ee) “Series A Preferred Stock” means the shares of the Company’s Series A Preferred Stock, par value $0.001 per share.

(ff) “Series A-1 Preferred Stock” means the shares of the Company’s Series A-1 Preferred Stock, par value $0.001 per share.

(gg) “Series B Investor” means a Holder of Series B Preferred Stock.

(hh) “Series B Preferred Stock” means the shares of the Company’s Series B Preferred Stock, par value $0.001 per share.

(ii) “Series C Investor” means a Holder of Series C Preferred Stock.

(jj) “Series C Preferred Stock” means the shares of the Company’s Series C Preferred Stock, par value $0.001 per share.

(kk) “Series D Preferred Stock” means the shares of the Company’s Series D Preferred Stock, par value $0.001 per share.

(ll) “Shares” means shares of Preferred Stock.

(mm) “Withdrawn Registration” means a forfeited demand registration under Section 2.1 in accordance with the terms and conditions of Section 2.4.

SECTION 2

REGISTRATION RIGHTS

2.1 Requested Registration.

(a) Request for Registration. Subject to the conditions set forth in this Section 2.1, if the Company shall receive from Initiating Holders a written request signed by such Initiating Holders that the Company effect any registration with respect to all or a part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of by such Initiating Holders), the Company will:

(i) promptly give written notice of the proposed registration to all other Holders; and

(ii) as soon as practicable, file and use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after such written notice from the Company is mailed or delivered.

(b) Limitations on Requested Registration. The Company shall not be obligated to effect any such registration pursuant to this Section 2.1:

(i) Prior to the earlier of (A) the five-year anniversary of the date of this Agreement or (B) 180 days following the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public (or the subsequent date on which all market stand-off agreements applicable to the offering have terminated);

(ii) If the Initiating Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration statement, propose to sell Registrable Securities for aggregate proceeds (after deduction for underwriter’s discounts and expenses related to the issuance) of less than $5,000,000;

(iii) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(iv) After the Company has initiated two such registrations pursuant to this Section 2.1;

(v) During the period starting with the date 60 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date (x) with respect to the Company’s Initial Public Offering, 180 days after the effective date of, a Company-initiated registration (or ending on the subsequent date on which all market stand-off agreements applicable to the offering have terminated), and (y) with respect to any Company-initiated registration of its Common Stock following its Initial Public Offering, 90 days after the effective date of such Company-initiated registration; provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective;

(vi) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be registered on Form S-3 pursuant to a request made under Section 2.3;

(vii) If the Initiating Holders do not request that such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company which shall not be unreasonably withheld); or

(viii) If the Company and the Initiating Holders are unable to obtain the commitment of the underwriter described in clause (b)(vii) above to firmly underwrite the offer.

(c) Deferral. If (i) in the good faith judgment of the Board of Directors, the filing of a registration statement covering the Registrable Securities would be materially detrimental to the Company and the Board of Directors concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then (in addition to the limitations set forth in Section 2.1(b)(v) above) the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than one time in any 12-month period.

(d) Other Shares. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.1(e), include Other Shares and securities of the Company being sold for the account of the Company.

(e) Underwriting.

(i) The right of any Holder to include all or any portion of its Registrable Securities in a registration pursuant to this Section 2.1 shall be conditioned upon such Holder’s participation in an underwriting and the inclusion of such Holder’s Registrable Securities to the extent provided herein. If the Company shall request inclusion in any registration pursuant to Section 2.1 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 2.1, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other persons in such underwriting and the inclusion of the Company’s and such person’s other securities of the Company and their acceptance of the further applicable provisions of this Section 2 (including Section 2.10). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company.

(ii) Notwithstanding any other provision of this Section 2.1, if the underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities and Other Shares that may be so included shall be allocated as follows: (i) first, among all Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders, assuming conversion; (ii) second, to the Other Selling Stockholders; and (iii) third, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company; provided that, a registration will only count against the limit set forth in Section 2.1(b)(iv) if (i) all Registrable Securities requested to be registered are registered, and (ii) it is closed, or withdrawn at the request of the Holders (other than a withdrawal by the Holders that is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under this Section 2.1).

(iii) If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.1(e), then the Company shall then offer to all Holders and Other Selling Stockholders who have retained rights to include securities in the registration the right to include additional Registrable Securities or Other Shares in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders and Other Selling Stockholders requesting additional inclusion, as set forth above.

2.2 Company Registration.

(a) Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration pursuant to Section 2.1 or 2.3, a registration relating solely to employee benefit plans, a registration relating to the offer and sale of non-convertible debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

(i) promptly give written notice of the proposed registration to all Holders; and

(ii) use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by any Holder or Holders received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of a Holder’s Registrable Securities.

(b) Underwriting.

(i) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company, the Other Selling Stockholders and other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

(ii) Notwithstanding any other provision of this Section 2.2, if the underwriters advise the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account, (ii) second, to the Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders, assuming conversion, and (iii) third, to the Other Selling Stockholders requesting to include Other Shares in such registration statement based on the pro rata percentage of Other Shares held by such Other Selling Stockholders, assuming conversion.

(iii) Notwithstanding the foregoing, no such reduction shall reduce the number of Registrable Securities of the Holders included in such registration below 30% of the total number of securities included in such registration, unless such offering is the Company’s Initial Public Offering and such registration does not include shares of any Other Selling Stockholders (excluding shares registered for the account of the Company), in which event any or all of the Registrable Securities of the Holders may be excluded.

(iv) If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

2.3 Registration on Form S-3.

(a) Request for Form S-3 Registration. After its Initial Public Offering, the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 2 and subject to the conditions set forth in this Section 2.3, if the Company shall receive from Holders of at least 30% of the Registrable Securities a written request that the Company effect any registration on Form S-3 or any similar short form registration statement with respect to all or part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), the Company will take all such action with respect to such Registrable Securities as required by Section 2.1(a)(i) and (ii).

(b) Limitations on Form S-3 Registration. The Company shall not be obligated to effect any such registration pursuant to this Section 2.3:

(i) In the circumstances described in either Sections 2.1(b)(iii) or 2.1(b)(v);

(ii) If the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000; or

(iii) If, in a given 12-month period, the Company has effected two such registrations in such period.

(c) Deferral. If (i) in the good faith judgment of the Board of Directors, effecting any registration on Form S-3 or any similar short form registration statement with respect to all or part of the Registrable Securities would be materially detrimental to the Company and the Board of Directors concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than one (1) time in any 12-month period and, in no event following the Company’s Initial Public Offering, shall the Company’s obligations to effect any registration pursuant to this Section 2.3 be deferred pursuant to Sections 2.1(b)(v) and/or 2.3(c) for more than six (6) months in any 12-month period.

(d) Underwriting. If the Holders of Registrable Securities requesting registration under this Section 2.3 intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Section 2.1(e) shall apply to such registration. Notwithstanding anything contained herein to the contrary, registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration or registrations effected pursuant to Section 2.1.

2.4 Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.1 and 2.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered or because a sufficient number of Holders shall have withdrawn so that the minimum offering conditions set forth in Sections 2.1 and 2.3 are no longer satisfied (in which case all participating Holders shall bear such expenses pro rata among each other based on the number of Registrable Securities requested to be so registered), unless the Holders holding at least a Preferred Majority agree to forfeit their right to a demand registration pursuant to Section 2.1; provided, however, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 2.1, such registration shall not be treated as a counted registration for purposes of Section 2.1, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered.

2.5 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its commercially reasonable efforts to:

(a) Keep such registration effective for a period ending on the earlier of the date which is 120 days from the effective date of the registration statement or such time as the Holder or Holders have completed the distribution described in the registration statement relating thereto;

(b) To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any request for registration is submitted to the Company in accordance with Section 2.3, (i) if so requested, file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) to effect such registration, and (ii) remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective in accordance with this Agreement;

(c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above;

(d) Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(e) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(f) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(g) If at any time when the Company is required to re-evaluate its WKSI status for purposes of an automatic shelf registration statement used to effect a request for registration in accordance with Section 2.3 (i) the Company determines that it is not a WKSI, (ii) the registration statement is required to be kept effective in accordance with this Agreement, and (iii) the registration rights of the applicable Holders have not terminated, promptly amend the registration statement onto a form the Company is then eligible to use or file a new registration statement on such form, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement;

(h) If (i) a registration made pursuant to a shelf registration statement is required to be kept effective in accordance with this Agreement after the third anniversary of the initial effective date of the shelf registration statement and (ii) the registration rights of the applicable Holders have not terminated, file a new registration statement with respect to any unsold Registrable Securities subject to the original request for registration prior to the end of the three-year period after the initial effective date of the shelf registration statement, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement;

(i) Use its commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and reasonably satisfactory to a majority in interest of the Holders requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(j) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(k) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

(l) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1, enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions, and provided further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

2.6 Indemnification.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, legal counsel and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel and accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, partners, legal counsel or accountants, any person controlling such Holder, such underwriter or any person who controls any such underwriter, and stated to be specifically for use therein; and provided, further that, the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) To the extent permitted by law, each Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors and partners, and each person controlling each other such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall the aggregate amount payable by any Holder by way of indemnity or contribution under Section 2.6(b) and Section 2.6(d) exceed the net proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. In no event shall a Holder’s liability under this Section 2.6(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.6(b), exceed the net proceeds from the offering received by such Holder (net of Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.7 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.8 Restrictions on Transfer.

(a) The holder of each certificate representing Registrable Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.8. Each Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Restricted Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Restricted Securities subject to, and to be bound by, the terms and conditions set forth in this Agreement, including, without limitation, this Section 2.8 and Section 2.10, except for transfers permitted under Section 2.8(b), and:

(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and the disposition is made in accordance with the registration statement; or

(ii) The Holder shall have given prior written notice to the Company of the Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and, if reasonably requested by the Company, the Holder shall have furnished the Company, at the Holder’s expense, with (i) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Restricted Securities under the Securities Act or (ii) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

(b) Notwithstanding the provisions of Section 2.8(a), no such registration statement or opinion of counsel or “no action” letter shall be necessary for (i) a transfer not involving a change in beneficial ownership, (ii) subject to compliance with applicable securities laws, transactions involving the distribution of Restricted Securities by any Holder to (x) a parent, subsidiary or other Affiliate of the Holder, (y) any of the Holder’s partners, members or other equity owners, or retired partners, retired members or other equity owners, or to the estate of any of the Holder’s partners, members or other equity owners or retired partners, retired members or other equity owners, or (z) a venture capital fund that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, the Holder, or (iii) transfers in compliance with Rule 144 (except in unusual circumstances), as long as the Company is furnished with satisfactory evidence of compliance with such Rule; provided, in each case, that the Holder shall give written notice to the Company of the Holder’s intention to effect such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition.

(c) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO (1) RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN AN INVESTORS’ RIGHTS AGREEMENT, AND (2) VOTING RESTRICTIONS AS SET FORTH IN A VOTING AGREEMENT AMONG THE COMPANY AND THE ORIGINAL HOLDERS OF THESE SHARES, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 2.8.

(d) The first legend referring to federal and state securities laws identified in Section 2.8(c) stamped on a certificate evidencing the Restricted Securities and the stock transfer instructions and record notations with respect to the Restricted Securities shall be removed and the Company shall issue a certificate without such legend to the holder of Restricted Securities if (i) those securities are registered under the Securities Act, or (ii) the holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of those securities may be made without registration or qualification. The Company shall be obligated to reissue promptly un-legended certificates or an un-legended book entry position, as applicable, at the request of any Holder thereof if (1) the Company has completed its IPO, (2) the Holder is no longer subject to a lockup agreement with the Company or the underwriters in connection with such IPO, and (3) the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company or counsel to the Holder) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend, provided that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any of the restrictions referred to in such legend.

(e) Each Investor agrees not to make any sale, assignment, transfer, pledge or other disposition of any securities of the Company, or any beneficial interest therein, to any person other than the

Company unless and until the proposed transferee confirms to the reasonable satisfaction of the Company that neither the proposed transferee nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members nor any person that would be deemed a beneficial owner of those securities (in accordance with Rule 506(d) of the Securities Act) is subject to any Bad Actor Disqualification, except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer, in writing in reasonable detail to the Company.

2.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) Make and keep adequate current public information with respect to the Company available in accordance with Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.10 Market Stand-Off Agreement. Each Holder shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the 180-day period following the effective date of the registration statement for the Company’s Initial Public Offering filed under the Securities Act (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), provided that all officers and directors of the Company and all holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements. The foregoing obligations described in this Section 2.10 shall apply only to the Company’s Initial Public Offering, and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, to shares acquired in the open market after effectiveness of the registration statement for the Initial Public Offering, to shares acquired in the Company’s Initial Public Offering, or to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each such certificate with the second legend set forth in Section 2.8(c) with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such 180-day (or other) period. Each Holder agrees to execute a market standoff agreement with said underwriters in customary form consistent with the provisions of this Section 2.10. To the extent that the underwriters propose to fully or partially release the above restrictions as to any holder or holders of securities of the Company, such release of shares shall be applicable to all Holders on a pro rata basis, and the numbers of shares to be released by each Holder of securities of the Company shall be determined by multiplying that number of shares held by such Holder by a fraction, the numerator of which is the aggregate number of shares to be so released and the denominator of which is the total number of shares owned by all Holders at the time of such release. The underwriters in connection with the Company’s Initial Public Offering are intended third-party beneficiaries of this Section 2.10 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

2.11 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.12 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 2 may be transferred or assigned by a Holder only to (a) a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder, (b) an Affiliate of a Holder, or (c) a transferee or assignee of not less than 500,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like); provided that (i) such transfer or assignment of Registrable Securities is effected in accordance with the terms of Section 2.8 and applicable securities laws, (ii) the Company is given written notice prior to said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are intended to be transferred or assigned and (iii) the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement, including without limitation the obligations set forth in Section 2.10.

2.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding at least a Preferred Majority, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are pari passu with or senior to the registration rights granted to the Holders hereunder.

2.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Sections 2.1, 2.2 or 2.3 shall terminate on the earliest of (i) such date, on or after the closing of the Company’s Initial Public Offering, on which all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, (ii) five (5) years after the closing of the Company’s Initial Public Offering or (iii) the occurrence of a Deemed Liquidation Event (as defined in the Company’s Sixth Amended and Restated Certificate of Incorporation, as may be amended from time to time).

SECTION 3

COVENANTS OF THE COMPANY

The Company hereby covenants and agrees, as follows:

3.1 Basic Financial Information and Inspection Rights.

(a) Basic Financial Information. The Company will furnish the following reports to each Holder who owns at least 1,500,000 Shares both as of the date hereof and continues to own 1,500,000

Shares thereafter (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like) (each a “Major Information Holder”):

(i) As soon as practicable after the end of each fiscal year of the Company, and in any event within 120 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with U.S. generally accepted accounting principles consistently applied, certified by independent public accountants of recognized national standing selected by the Company;

(ii) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within 45 days after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period, prepared in accordance with U.S. generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments;

(iii) As soon as practicable after the end of each month, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such month, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such month, prepared in accordance with U.S. generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments.

(iv) At least 30 days prior to the end of each fiscal year an operating budget forecasting the Company’s revenues, expenses and cash position on a month-to-month basis for the upcoming fiscal year that has been approved by the Board of Directors; and

(v) As soon as practicable after the end of each quarterly accounting period in each fiscal year of the Company, and in any event within 45 days after the end of each quarterly accounting period in each fiscal year of the Company, a current capitalization table certified by the Chief Financial Officer or Treasurer of the Company.

(b) Inspection Rights. The Company will afford to each Major Information Holder reasonable access during normal business hours to all of the Company’s respective properties, books and records. Each such Major Information Holder shall have such other reasonable access to management and information as is necessary for it to comply with applicable laws and regulations and reporting obligations. The Company shall not be required to disclose details of contracts with or work performed for specific customers and other business partners where to do so would violate confidentiality obligations to those parties. Major Information Holders may exercise their rights under this Section 3.1(b) only for purposes reasonably related to their interests under this agreement and related agreements. The rights granted pursuant to this Section 3.1(b) may not be assigned or otherwise conveyed by the Major Information Holders or any subsequent transferee of any such rights without the prior written consent of the Company, unless assigned or otherwise conveyed in connection with a transfer of Registrable Securities that complies with the provisions set forth in Section 2.8 above.

3.2 Key Person Insurance. The Company will use its commercially reasonable efforts to obtain and maintain in full force and effect term life insurance on the lives of Douglas Love, the Company’s Chief Executive Officer, Sanjay Keswani, the Company’s Chief Medical Officer and Ted Yednock, the Company’s

Chief Scientific Officer, in an amount customary for similarly situated companies and as may be approved by the Board of Directors, naming the Company as the beneficiary.

3.3 Proprietary Information and Inventions Assignment Agreements. Unless otherwise determined by the Board of Directors (including at least two of the Preferred Directors (as defined in the Company’s Sixth Amended and Restated Certificate of Incorporation, as may be amended from time to time)), promptly following the execution of this Agreement, the Company shall require all former and current founders and employees, and shall use commercially reasonable efforts to require all current independent contractors and consultants, and in the future shall require all founders and employees, and shall use commercially reasonable efforts to require all independent contractors and consultants, to execute and deliver agreements containing proprietary information, non-disclosure, assignment of inventions, no conflicting obligations, non-competition and non-solicitation provisions in forms acceptable to the Investors and approved by the Company’s counsel or the Board of Directors (including at least two of the Preferred Directors (as defined in the Company’s Sixth Amended and Restated Certificate of Incorporation, as may be amended from time to time)). Unless otherwise determined by the Board of Directors (including at least two of the Preferred Directors (as defined in the Company’s Sixth Amended and Restated Certificate of Incorporation, as may be amended from time to time)), the Company shall not make any equity award to any founder, employee or independent contractor or consultant who has not executed and delivered such an agreement. The Company and the Investors acknowledge and agree that if the Company is unable to negotiate and enter into such an agreement with a current or future independent contractor or consultant and the Board of Directors (including at least two of the Preferred Directors (as defined in the Company’s Sixth Amended and Restated Certificate of Incorporation, as may be amended from time to time)) determines that such an agreement is not required for such independent contractor or consultant, the Company’s inability to enter into such an agreement with such independent contractor or consultant shall not be deemed to be a breach of this Section 3.3.

3.4 Confidentiality. Anything in this Agreement to the contrary notwithstanding, no Holder by reason of this Agreement shall have access to any trade secrets of the Company. The Company shall not be required to comply with any information rights of Section 3 in respect of any Holder whom the Board of Directors reasonably determines to be a competitor or an officer, employee, director or holder of more than 10% of a competitor, provided that Adage Capital Partners, LP, Bain Capital Life Sciences Fund, LP, BlackRock Advisors, LLC, The Blackstone Group Inc., Deerfield Management Company, L.P., Eventide Asset Management, LLC, Farallon Capital Management, L.L.C., the funds advised by Janus Capital Management LLC, Logos Capital, New Enterprise Associates 15, L.P., Novartis Bioventures, Ltd., Redmile Group, LLC, the Satter Investors, and Surveyor Capital and their Affiliates are deemed not to be competitors. Each Holder acknowledges that the information received by it pursuant to this Agreement may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.4 by such Holder), (b) is or has been independently developed or conceived by such Holder without use of the Company’s confidential information, or (c) is or has been made known or disclosed to such Holder by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Holder may disclose confidential information (i) to its employees or agents having a need to know the contents of such information; (ii) in connection with the exercise of rights under this Agreement; (iii) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (iv) to any prospective purchaser of any Registrable Securities from such Holder, if such prospective purchaser agrees to be bound by the provisions of this Section 3.4; (v) to any existing or prospective Affiliate, investor, partner, member, stockholder, or wholly owned subsidiary of such Holder in the ordinary course of business, provided that such Holder informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; (vi) in connection with such Holder’s ordinary course reporting to its investors; (vii) to the extent required in connection with any routine or periodic examination or similar process by any regulatory or self-regulatory body or authority not specifically directed at the Company or the confidential information obtained from the Company pursuant to the terms of this Agreement, including, without limitation, quarterly or annual reports, unless the Company has made such information available to the public generally; or (viii) as may otherwise be required by law, regulation, rule, court order or subpoena, provided that such Holder promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. The Company understands and acknowledges that, subject to any relevant law, any confidential information of the Company may be used by a Holder in connection with evaluating investment opportunities, trading securities in the public markets and participating in private investment transactions, subject to the nondisclosure obligations set forth in this Agreement and any other agreement between the Company and such Holder.

3.5 Matter Requiring Preferred Director Approval. The Company will not, without the approval of the Board of Directors, which approval (for so long as the holders of Preferred Stock are entitled to elect at least one of the Company’s directors) must include the affirmative vote of a majority of the directors designated by the holders of Preferred Stock (the “Preferred Directors”):

(a) make any expenditure in excess of $250,000 that is not already included in a Board of Directors approved budget;

(b) make any investment inconsistent with any investment policy approved by the Board of Directors;

(c) hire, fire, or change the compensation of the executive officers or Founders (as defined in the Purchase Agreement), including approving any equity awards; or

(d) enter into any corporate strategic relationship involving the payment contribution or assignment by the Company or to the Company of assets greater than $250,000.

3.6 Director and Officer Insurance. The Company will use its commercially reasonable efforts to obtain and maintain in full force and effect director and officer insurance in the amount customary for similarly situated companies and as may be approved by the Board of Directors. In the event the Company or any of its successors or assignees consolidates or merges with another entity and is not the surviving corporation, or transfers all of its assets, proper provisions shall be made so that successors of the Company will assume the Company’s obligations with respect to indemnification of its directors and officers as in effect immediately before such transaction, whether such obligations are contained in the Company’s bylaws, its Certificate of Incorporation, or elsewhere, as the case may be.

3.7 Reimbursement of Travel and Expenses. The Company will reimburse the Investors set forth in Exhibit A for all reasonable out-of-pocket expenses incurred by their representatives in the performance of their duties as directors and/or observers as long as such expenses are in compliance with the Company’s travel and expense policy.

3.8 Compensation of Directors. If the Company compensates any non-employee director of the Company who is not affiliated with an Investor (a “Covered Director”) for his or her services as a member of the Board of Directors, all such Covered Directors shall receive the same compensation. The Company shall not provide any compensation to any director of the Company who is otherwise an independent contractor to, or an employee of, the Company for his or her services as a member of the Board of Directors.

3.9 Meetings of the Board of Directors. The Board of Directors shall meet at least five times per year, unless otherwise agreed by a vote of the majority of the Company’s Board of Directors.

3.10 Board Committees. Each committee of the Board of Directors shall consist of the Series B Director, at least one Series A Director and at least one Series C Director (each, as defined in the Company’s Sixth Amended and Restated Certificate of Incorporation, as may be amended from time to time) appointed by Bain Capital Life Sciences Fund, LP.

3.11 Internal Controls. The Company shall (and shall cause each of its subsidiaries and controlled affiliates to) maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems, and systems designed to ensure compliance with the U.S. Foreign Corrupt Practices Act, the U.K. Bribery Act, and any other applicable anti-bribery or anti-corruption laws), as determined by the Board of Directors from time to time.

The Company shall provide prompt notice to New Enterprise Associates 15, L.P. (“NEA 15”) following any “determination date” (as defined in Treasury Regulation Section 1.897-2(c)(1)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by NEA 15, the Company shall provide NEA 15 with a written statement informing NEA 15 whether NEA 15’s interest in the Company constitutes a United States real property interest. The Company’s determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company’s written statement to NEA 15 shall be delivered to NEA 15 within 10 days of NEA 15’s written request therefor. The Company’s obligation to furnish such written statement shall continue notwithstanding the fact that a class of the Company’s stock may be regularly traded on an established securities market or the fact that there is no Preferred Stock then outstanding.

3.12 Qualified Small Business Stock. The Company shall submit to its stockholders (including the Investors) and to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Internal Revenue Code (the “Code”) and the regulations promulgated thereunder. In addition, within twenty (20) business days after any Investor’s written request therefor, the Company shall, at its option, either (i) deliver to such Investor a written statement indicating whether (and what portion of) such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code or (ii) deliver to such Investor such factual information in the Company’s possession as is reasonably necessary to enable such Investor to determine whether (and what portion of) such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code.

3.13 Right to Conduct Activities. The Company hereby agrees and acknowledges that certain Investors are professional investment organizations (each, a “Fund Investor”), and as such review the business plans and related proprietary information of many enterprises, some of which may compete directly or indirectly with the Company’s business (as currently conducted or as currently propose to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, such Fund Investors shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by any Fund Investor in any entity competitive with the Company, or (ii) actions taken by any partner, officer, employee or other representative of a Fund Investor to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

3.14 Termination of Covenants. Subject to prior termination pursuant to Section 5.12, the covenants set forth in this Section 3 shall be suspended for so long as the Company is subject to, and compliant with, the periodic reporting requirements of Section 13(a) or 15(d) of the Exchange Act.

SECTION 4

RIGHT OF FIRST REFUSAL

4.1 Right of First Refusal to Major Holder. The Company hereby grants to each (i) Major Information Holder, (ii) Series B Investor, (iii) Series C Investor and (iv) Series D Investor (each, a “Major Holder “and collectively, the “Major Holders”) the right of first refusal to purchase its pro rata share of New Securities (as defined in this Section 4.1(a)) which the Company may, from time to time, propose to sell and issue after the date of this Agreement. A Major Holder who chooses to exercise the right of first refusal may designate as purchasers under such right itself or its partners or Affiliates in such proportions as it deems appropriate. A Major Holder’s pro rata share, for purposes of this right of first refusal, is equal to the ratio of (a) the number of shares of Common Stock owned by such Major Holder immediately prior to the issuance of New Securities (assuming full conversion of the Shares and full conversion or exercise of all outstanding convertible securities, rights, options and warrants held by said Major Holder) to (b) the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities (assuming full conversion of the Shares and full conversion or exercise of all outstanding convertible securities, rights, options and warrants). This right of first refusal shall be subject to the following provisions:

(a) “New Securities” shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, convertible securities, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, exercisable or convertible into capital stock; provided that the term “New Securities” does not include:

(i) the Shares and the Conversion Stock;

(ii) shares of Common Stock and options, warrants or other rights to purchase Common Stock issued or issuable to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to any plan approved by the Board of Directors, including at least three of the Preferred Directors;

(iii) securities issued or issuable upon the exercise or conversion of any outstanding convertible or exercisable securities as of this date of this Agreement;

(iv) securities issued or issuable as a dividend or distribution on Preferred Stock of the Company or pursuant to any event for which adjustment is made pursuant to paragraph 4(e), 4(f) or 4(g) of the Company’s Sixth Amended and Restated Certificate of Incorporation, as may be amended from time to time;

(v) shares of Common Stock issued in the Company’s Initial Public Offering;

(vi) securities issued or issuable as consideration pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, provided, that such issuances are approved by the Board of Directors;

(vii) securities issued or issuable to banks, equipment lessors or other financial institutions pursuant to a commercial leasing or debt financing transaction approved by the Board of Directors;

(viii) securities issued or issuable in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by the Board of Directors; and

(ix) securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board of Directors.

Notwithstanding the foregoing, if more than an aggregate of 1,000,000 shares of capital stock (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like) are issued pursuant to paragraphs 4.1(a)(vi)-(ix) above, then any shares issued in excess of such threshold shall be deemed to be New Securities for purposes hereof.

(b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Major Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Major Holder shall have 20 days after any such notice is mailed or delivered to agree to purchase such Major Holder’s pro rata share of such New Securities and to indicate whether such Major Holder desires to exercise its right to purchase its pro rata share of the Overallotment Shares (the “Overallotment Right”) for the price and upon the terms specified in the notice by giving written notice to the Company, in substantially the form attached as Schedule 1, and stating therein the quantity of New Securities to be purchased. For clarity, a Major Holder’s pro rata share of the Overallotment Shares shall be equal to the ratio of (i) the number of shares of Common Stock owned by such Major Holder immediately prior to the issuance of New Securities (assuming full conversion of the Shares and full conversion or exercise of all outstanding convertible securities, rights, options and warrants held by said Major Holder) to (ii) the total number of shares of Common Stock held by all of the Major Holders immediately prior to the issuance of New Securities (assuming full conversion of the Shares and full conversion or exercise of all outstanding convertible securities, rights, options and warrants held by all of the Major Holders), with all such Major Holder pro rata shares aggregating to 100% of the Overallotment Shares.

(c) In the event a Major Holder fails to exercise fully the right of first refusal and Overallotment Right (a “non-exercising Major Holder”) within said 20-day period (the “Major Holder Exercise Period”), the Company immediately shall provide written notice to each other Major Holder who has elected to exercise fully the right of first refusal and Overallotment Right (a “Fully Exercising Major Holder”) of the number of shares not subscribed for pursuant to Section 4.1 above (the “Overallotment Shares”), and each Fully Exercising Major Holder shall have the right to exercise, within 10 days after the end of the Major Holder Exercise Period (such 10-day period, the “Overallotment Exercise Period”), all or a portion of its right of first refusal and Overallotment Right. With respect to the overallotment election under this Section 4.1(c), securities held by Major Holders other than Fully Exercising Major Holders shall be excluded for purposes of calculating a Fully Exercising Major Holder’s initial pro rata share of New Securities.

(d) In the event the Major Holders fail to exercise fully the right of first refusal and Overallotment Right, if any, within the later of (i) the expiration of the Major Purchaser Exercise Period and

(ii) the expiration of the Overallotment Exercise Period (the “Election Period”), the Company shall have 90 days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 90 days from the date of said agreement) to sell that portion of the New Securities with respect to which the Major Holders’ right of first refusal option set forth in this Section 4.1 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company’s notice to Major Holders delivered pursuant to Section 4.1(b). In the event the Company has not sold within such 90 day period following the Election Period, or such 90-day period following the date of said agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Major Holders in the manner provided in this Section 4.1.

(e) The right of first refusal granted under this Agreement shall expire upon, and shall not be applicable to, the earlier of (i) immediately prior to the closing of a firm-commitment underwritten initial public offering pursuant to an effective registration statement filed under the Securities Act, covering the offer and sale of the Company’s Common Stock; (ii) a Deemed Liquidation Event (as defined in the Company’s Sixth Amended and Restated Certificate of Incorporation, as may be amended from time to time; or (iii) the date that the Company first becomes subject to the periodic reporting requirements of Section 13(a) or 15(d) of the Exchange Act.

(f) A Holder will not have a right of first refusal to purchase a pro rata share of New Securities in accordance with this Section 4 and will not be a Major Holder for purposes of the right of first refusal granted under this Section 4 if, and for so long as, the Holder, any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members or any person that would be deemed a beneficial owner of the securities of the Company held by the Holder (in accordance with Rule 506(d) of the Securities Act) is subject to any Bad Actor Disqualification, except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act.

SECTION 5

MISCELLANEOUS

5.1 Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Holders holding at least a Preferred Majority (excluding any of such shares that have been sold to the public or pursuant to Rule 144). Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors (such Investors, “Participating Investors”) may nonetheless, by agreement with the Company, purchase securities in such transaction; provided, however, that if any Participating Investor purchases securities in such transaction, then each Series D Investor, each Series C Investor and each Satter Investor will also have the right to purchase securities in such transaction in a proportionate amount, based on the relative fully-diluted ownership percentage of the Company held by such Series D Investor, such Series C Investor or such Satter Investor, as applicable, as compared to such Participating Investor), which right may not be waived as to any Investor without such Investor’s consent. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of Holder. Each Holder acknowledges that by the operation of this paragraph (but subject to the second sentence of this paragraph), the holders of at least a Preferred Majority will have the right and power to diminish or eliminate all rights of such Holder under this Agreement.

5.2 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to an Investor or Holder) or otherwise delivered by hand, messenger or courier service addressed:

(a) if to an Investor, to the Investor’s address, facsimile number or electronic mail address as shown on the signature pages hereto or the Schedule of Investors, as may be updated in accordance with this Section 5.2, or until any such Investor so furnishes an address, facsimile number or electronic mail address to the Company, then to the address, facsimile number or electronic mail address of such Investor for which the Company has contact information in its records;

(b) if to any Holder, to such address, facsimile number or electronic mail address as shown in the Company’s records, or, until any such Holder so furnishes an address, facsimile number or electronic mail address to the Company, then to the address, facsimile number or electronic mail address of the last holder of such shares for which the Company has contact information in its records; or

(c) if to the Company, to the attention of the Chief Executive Officer or Treasurer of the Company at 180 Kimball Way, Suite 200, South San Francisco, CA 94080, or at such other address as the Company shall have furnished to the Investors, with a copy (which shall not constitute notice) to Kathleen M. Wells and Brian J. Cuneo, Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, email: *** and ***.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day.

Subject to the limitations set forth in Delaware General Corporation Law §232(e), each Investor and Holder consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws by (i) facsimile telecommunication to the facsimile number set forth on Exhibit A (or to any other facsimile number for the Investor or Holder in the Company’s records), (ii) electronic mail to the electronic mail address set forth on Exhibit A (or to any other electronic mail address for the Investor or Holder in the Company’s records), (iii) posting on an electronic network together with separate notice to the Investor or Holder of such specific posting or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the Investor or Holder. This consent may be revoked by an Investor or Holder by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law §232.

5.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

5.4 Successors and Assigns. Subject to Section 2.12, this Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company. Any attempt by an Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.5 Entire Agreement. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated to read in its entirety as set forth in this Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

5.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

5.7 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

5.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

5.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.10 Jurisdiction; Venue; WAIVER OF JURY TRIAL. The parties hereto (a) hereby irrevocably and unconditionally submit to the jurisdiction of the U.S. federal and state courts of the State of Delaware and to the jurisdiction of the U.S. District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the U.S. federal and state courts located within the geographic boundaries of the State of Delaware or the U.S. District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Delaware or any court of the State of Delaware having subject matter jurisdiction. THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING ARISING UNDER OR RELATING TO ANY PROVISION OF THIS AGREEMENT.

5.11 Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

5.12 Termination Upon Change of Control. Notwithstanding anything to the contrary herein, this Agreement (excluding any then existing obligations) shall terminate upon (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Company held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction or series of transactions; or (b) a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease, transfer, or other disposition is to a wholly-owned subsidiary of the Company.

5.13 Conflict. In the event of any conflict between the terms of this Agreement and the Company’s certificate of incorporation or its bylaws, the terms of the Company’s certificate of incorporation or its bylaws, as the case may be, will control.

5.14 Attorney’s Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.15 Aggregation of Stock. All securities held or acquired by affiliated entities (including Affiliates) or persons shall be aggregated together for purposes of determining the availability of any rights under this Agreement.

5.16 Waivers of Potential Conflicts of Interest. Each of the stockholders of the Company and the Company acknowledges that Latham & Watkins LLP (“Latham”) may have represented and may currently represent other stockholder of the Company. In the course of such representation, Latham may have come into possession of confidential information relating to such stockholders of the Company. Each of the stockholders of the Company and the Company acknowledges that Latham is representing only the Company in this transaction. Each of the stockholders of the Company and the Company understands that an Affiliate of Latham may also be a stockholder of the Company under this Agreement. Pursuant to Rule 3-310 of the

Rules of Professional Conduct promulgated by the State Bar of California, an attorney must avoid representations in which the attorney has or had a relationship with another party interested in the representation without the informed written consent of all parties affected. By executing this Agreement, each of the stockholders of the Company and the Company hereby waives any actual or potential conflict of interest that may arise in this financing as a result of Latham’s representation of such persons or entities in the financing, Latham’s possession of such confidential information and the participation by Latham’s Affiliate in the financing. Each of the stockholders of the Company and the Company represents that it has had the opportunity to consult with independent counsel concerning the giving of this waiver.

(signature pages follow)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

COMPANY:

ANNEXON, INC.

By:	/s/ Douglas Love

Name:	Douglas Love, Esq.
Title:	President and Chief Executive Officer

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

REDMILE BIOPHARMA INVESTMENTS II, L.P.

By: Redmile Biopharma Investments II (GP), LLC, its general partner

By:	/s/ Joshua Garcia

Name:	Joshua Garcia
Title:	Chief Financial Officer and Authorized Signatory

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

ZONE II HEALTHCARE HOLDINGS, LLC
By: Farallon Capital Management, L.L.C., its Manager

By:	/s/ Philip Dreyfuss

Name:	Philip Dreyfuss
Title:	Managing Member

Address:
c/o Farallon Capital Management, L.L.C.
One Maritime Plaza, Suite 2100
San Francisco, CA 94111
Attn: Philip Dreyfuss
E-mail: ***
***

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

DEERFIELD PARTNERS, L.P.

By:	Deerfield Mgmt, L.P.

General Partner
By: J.E. Flynn Capital, LLC General Partner

By:	/s/ David J. Clark

Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By:	Deerfield Mgmt, L.P.

General Partner
By: J.E. Flynn Capital, LLC General Partner

By:	/s/ David J. Clark

Name: David J. Clark
Title: Authorized Signatory

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

MUTUAL FUND SERIES TRUST, ON BEHALF OF EVENTIDE HEALTHCARE & LIFE SCIENCES FUND

By:	/s/ Erik Naviloff

Name:	Erik Naviloff
Title:	Treasurer

Address:
One International Place, Suite 4210
Boston, MA 02110
Attention:
Joy Ghosh (***)
Colin Delaney (***)

with a copy (which shall not constitute notice) to:
Dechert LLP
One International Place, 40th Floor
Boston, MA 02110
Attention: John V. O’Hanlon

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

JANUS HENDERSON GLOBAL LIFE SCIENCES FUND

By: Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker

Name:	Andrew Acker
Title:	Authorized Signatory

JANUS HENDERSON CAPITAL FUNDS PLC ON BEHALF OF ITS SERIES

JANUS HENDERSON GLOBAL LIFE SCIENCES FUND

By: Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker

Name:	Andrew Acker
Title:	Authorized Signatory

JANUS HENDERSON BIOTECH INNOVATION MASTER FUND LIMITED

By: Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker

Name:	Andrew Acker
Title:	Authorized Signatory

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO, A SERIES OF BLACKROCK FUNDS

By: BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ Hongying Erin Xie

Name:	Hongying Erin Xie
Title:	Managing Director

BLACKROCK HEALTH SCIENCES TRUST

By: BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ Hongying Erin Xie

Name:	Hongying Erin Xie
Title:	Managing Director

BLACKROCK HEALTH SCIENCES TRUST II

By: BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ Hongying Erin Xie

Name:	Hongying Erin Xie
Title:	Managing Director

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

BLACKROCK GLOBAL FUNDS – WORLD HEALTHSCIENCE FUND

By: BlackRock Investment Management LLC, its Investment Adviser

By:	/s/ Hongying Erin Xie

Name:	Hongying Erin Xie
Title:	Managing Director

BLACKROCK HEALTH SCIENCES MASTER UNIT TRUST

By: BlackRock Capital Management, Inc., its Investment Adviser

By:	/s/ Hongying Erin Xie

Name:	Hongying Erin Xie
Title:	Managing Director

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

LOGOS OPPORTUNITIES FUND II, L.P.

By: Logos Opportunities GP, LLC Its General Partner

By:	/s/ Graham Walmsley

Name:	Graham Walmsley
Title:	Manager

Address: 1 Letterman Drive
Building D, Suite D3-700
San Francisco, CA 94129

Electronic Mail: ***

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

ADAGE CAPITAL PARTNERS, LP

By:	/s/ Daniel Lehan

Name:	Daniel Lehan
Title:	Chief Operating Officer

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

BCIP LIFE SCIENCES ASSOCIATES, LP

By: Boylston Coinvestors, LLC its general partner

By:	/s/ Jeffrey Schwartz

Name:	Jeffrey Schwartz
Title:	Authorized Signatory

BAIN CAPITAL LIFE SCIENCES FUND, L.P.

By: Bain Capital Life Sciences Partners, LP its general partner

By: Bain Capital Life Sciences Investors, LLC its general partner

By:	/s/ Jeffrey Schwartz

Name:	Jeffrey Schwartz
Title:	Managing Director

Address:
200 Clarendon Street
Boston, MA 02116
Attention:
Jeffrey Schwartz (***)
Melissa Danforth (***)

with a copy (which shall not constitute notice) to:
Mitchell S. Bloom
Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
***

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

NEW ENTERPRISE ASSOCIATES 15, L.P.

By: NEA Partners 15, L.P., its general partner

By: NEA 15, GP, LLC, its general partner

By:	/s/ Louis S. Citron

Name:	Louis S. Citron
Title:	Chief Legal Officer

NEA VENTURES 2016, LIMITED PARTNERSHIP

By:	/s/ Louis S. Citron

Name:	Louis S. Citron
Title:	Vice President

Address:
1954 Greenspring Drive, Suite 600
Timonium, MD 21093
Attention: Louis Citron, General Counsel
Email: ***

with a copy (which shall not constitute notice) to:
Greenberg Traurig, LLP
2101 L Street, N.W., Suite 1000
Washington, DC 20037
Attention: Trevor Chaplick
Fax: ***
Email: ***

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

NOVARTIS BIOVENTURES LTD.

By:	/s/ Bart Dzikowski

Name:	Bart Dzikowski
Title:	Secretary of the Board

By:	/s/ Beat Steffen

Name:	Beat Steffen
Title:	Authorized Signatory

Address:
Lichtstrasse 35
Novartis Campus, Forum 1-1.32
Attn: Stephan Sandmeier
CH-4056 Basel, Switzerland
Phone: ***
Email: ***

with a copy (which shall not constitute notice) to:
Novartis Venture Fund
Attn: Campbell Murray or Laura Brass
196 Broadway, 1st Floor
Cambridge, MA 02139
Email: ***
***

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

CLARUS LIFESCIENCES III, L.P.

By: Clarus Ventures III GP, LP, its general partner

By: Clarus Ventures III, LLC, its general partner

By:	/s/ Emmett Cunningham

Name:	Emmett Cunningham
Title:	Managing Director

Address: 101 Main Street, Suite 1210
Cambridge, MA 02142

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

MUNEER A. SATTER REVOCABLE TRUST

By:	/s/ Muneer A. Satter

Name:	Muneer A. Satter
Title:	Trustee

Address:
c/o Satter Investment Management, LLC
676 North Michigan Avenue, Suite 4000
Chicago, Illinois 60610
Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attention:
Ted H. Zook, P.C.
Jon-Micheal A. Wheat, P.C.

THE SATTER FOUNDATION

By:	/s/ Muneer A. Satter

Name:	Muneer A. Satter
Title:	Trustee

Address:
c/o Satter Investment Management, LLC
676 North Michigan Avenue, Suite 4000
Chicago, Illinois 60610
Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attention:
Ted H. Zook, P.C.
Jon-Micheal A. Wheat, P.C.

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

SATTER MEDICAL TECHNOLOGY PARTNERS, L.P.

By: Satter Medical Technology GP, L.P. Its: General Partner

By: Satter Medical Technology UGP, LLC Its: General Partner

By: Muneer A. Satter Revocable Trust Its: Managing Member

By:	/s/ Muneer A. Satter

Name:	Muneer A. Satter
Title:	Trustee

Address:
c/o Satter Investment Management, LLC
676 North Michigan Avenue, Suite 4000
Chicago, Illinois 60610
Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attention:
Ted H. Zook, P.C.
Jon-Micheal A. Wheat, P.C.

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

SIM - SCT INVESTMENT HOLDINGS, LLC

By:	/s/ Muneer A. Satter

Name:	Muneer A. Satter
Title:	Manager

Address:
c/o Satter Investment Management, LLC
676 North Michigan Avenue, Suite 4000
Chicago, Illinois 60610
Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attention:
Ted H. Zook, P.C.
Jon-Micheal A. Wheat, P.C.

SIM - KHH INVESTMENT HOLDINGS, LLC

By:	/s/ Muneer A. Satter

Name:	Muneer A. Satter
Title:	Manager

Address:
c/o Satter Investment Management, LLC
676 North Michigan Avenue, Suite 4000
Chicago, Illinois 60610
Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attention:
Ted H. Zook, P.C.
Jon-Micheal A. Wheat, P.C.

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

SIM - ACWIT INVESTMENT HOLDINGS, LLC

By:	/s/ Muneer A. Satter

Name:	Muneer A. Satter
Title:	Manager

Address:
c/o Satter Investment Management, LLC
676 North Michigan Avenue, Suite 4000
Chicago, Illinois 60610
Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attention:
Ted H. Zook, P.C.
Jon-Micheal A. Wheat, P.C.

SIM - RSFIT INVESTMENT HOLDINGS, LLC

By:	/s/ Muneer A. Satter

Name:	Muneer A. Satter
Title:	Manager

Address:
c/o Satter Investment Management, LLC
676 North Michigan Avenue, Suite 4000
Chicago, Illinois 60610
Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attention:
Ted H. Zook, P.C.
Jon-Micheal A. Wheat, P.C.

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

SIM - RHSIT INVESTMENT HOLDINGS, LLC

By:	/s/ Muneer A. Satter

Name:	Muneer A. Satter
Title:	Manager

Address:
c/o Satter Investment Management, LLC
676 North Michigan Avenue, Suite 4000
Chicago, Illinois 60610
Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attention:
Ted H. Zook, P.C.
Jon-Micheal A. Wheat, P.C.

MILLENNIUM TRUST COMPANY CUSTODIAN FBO MUNEER A. SATTER IRA

By:	/s/ Muneer A. Satter

Name:	Muneer A. Satter

Address:
c/o Satter Investment Management, LLC
676 North Michigan Avenue, Suite 4000
Chicago, Illinois 60610
Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attention:
Ted H. Zook, P.C.
Jon-Micheal A. Wheat, P.C.

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

SIM - SFT INVESTMENT HOLDINGS, LLC

By:	/s/ Muneer A. Satter

Name:	Muneer A. Satter
Title:	Trustee

Address:
c/o Satter Investment Management, LLC
676 North Michigan Avenue, Suite 4000
Chicago, Illinois 60610
Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attention:
Ted H. Zook, P.C.
Jon-Micheal A. Wheat, P.C.

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

CITADEL MULTI-STRATEGY EQUITIES MASTER FUND LTD.

By: Citadel Advisors LLC, its portfolio manager

By:	/s/ Shellane Mulcahy

Name:	Shellane Mulcahy
Title:	Authorized Signatory

Address:
c/o Citadel Advisors LLC
601 Lexington Ave.
New York, NY 10022
Attention: Noah Goldberg

with a copy (which shall not constitute notice) to:
Choate, Hall & Stewart LLP
Two International Place
Boston, MA 02110
Attention: Tobin P. Sullivan

(Signature page to the Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTORS:

TRUST AGREEMENT OF EDWARD M. SCOLNICK

By:	/s/ Edward Scolnick

Name:	Edward Scolnick
Title:	Authorized Signatory

(Signature page to the Amended and Restated Investors’ Rights Agreement)

EXHIBIT A

INVESTORS

Redmile Biopharma Investments II, L.P.

c/o Redmile Group, LLC

1 Letterman Drive, Building D, Suite D3-300

San Francisco, CA 94129

Email: ***

Zone II Healthcare Holdings, LLC

c/o Farallon Capital Management, L.L.C.

One Maritime Plaza, Suite 2100

San Francisco, CA 94111

Email: ***

            ***

Deerfield Management Company, L.P.

780 Third Avenue, 37th Floor

New York, NY 10017

Email: ***

Eventide Healthcare & Life Sciences Fund

One International Place, Suite #4210

Boston, MA 02110

Email: ***

            ***

Janus Henderson Global Life Sciences Fund,

Janus Henderson Capital Funds Plc - Janus Henderson Global Life Sciences Fund,

Janus Henderson Biotech Innovation Master Fund Limited

c/o Janus Capital Management LLC,

151 Detroit Street

Denver, CO 80206

Attn: Andy Acker

Attn: Angela Morton

Email: ***; ***

With a copy (which shall not constitute notice) to:

Perkins Coie LLP

3150 Porter Drive

Palo Alto, CA 94306

Attn: Adrian Rich (Email: ***)

BlackRock Health Sciences Opportunities Portfolio, a series of BlackRock Funds

BlackRock Health Sciences Trust

BlackRock Health Sciences Trust II

BlackRock Global Funds – World Healthscience Fund

BlackRock Health Sciences Master Unit Trust

c/o BlackRock

60 State Street, 19th/20th Floor

Boston, MA 02109

Attn: Erin Xie

Email: *** and ***

with a copy (which shall not constitute notice) to:

c/o BlackRock, Inc.

Office of the General Counsel

40 East 52nd Street

New York, NY 10022

Attn: David Maryles and Joe Roy

Email: ***

Logos Capital

1 Letterman Drive, Building D, Suite D3-700

San Francisco, CA 94129

Email: ***

New Enterprise Associates 15, L.P.

1954 Greenspring Drive, Suite 600

Timonium, MD 21093

Attn: Louis Citron, General Counsel

Email: ***

NEA Ventures 2016, Limited Partnership

1954 Greenspring Drive, Suite 600

Timonium, MD 21093

Attn: Louis Citron, General Counsel

Email: ***

with a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

2101 L Street, N.W., Suite 1000

Washington, DC 20037

Attn Trevor Chaplick

Fax: ***

Email: ***

F-Prime Inc.

82 Devonshire Street, EPC13A

Boston, MA 02109-3614

Attn: Stacie Weninger

with a copy (which shall not constitute notice) to:

Lawrence Wittenberg

Goodwin Procter LLP

Exchange Place

Boston, MA 02109

Novartis Bioventures Ltd.

Lichtstrasse 35

Novartis Campus, Forum 1-1.32

Attn: Stephan Sandmeier

CH-4056 Basel, Switzerland

Email: ***

with a copy (which shall not constitute notice) to:

Novartis Venture Fund

Attn: Campbell Murray or Laura Brass

196 Broadway, 1st Floor

Cambridge, MA 02139

Email: ***

            ***

Satter Medical Technology Partners, L.P.

c/o Satter Investment Management, LLC

676 North Michigan Avenue, Suite 4000

Chicago, Illinois 60610

Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention: Ted H. Zook, P.C.

                  Jon-Micheal A. Wheat, P.C.

SIM-SFT Investment Holdings, LLC

c/o Satter Investment Management, LLC

676 North Michigan Avenue, Suite 4000

Chicago, Illinois 60610

Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention: Ted H. Zook, P.C.

                 Jon-Micheal A. Wheat, P.C.

The Satter Foundation

c/o Satter Investment Management, LLC

676 North Michigan Avenue, Suite 4000

Chicago, Illinois 60610

Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention: Ted H. Zook, P.C.

                 Jon-Micheal A. Wheat, P.C.

SIM - SCT Investment Holdings, LLC

c/o Satter Investment Management, LLC

676 North Michigan Avenue, Suite 4000

Chicago, Illinois 60610

Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention: Ted H. Zook, P.C.

                 Jon-Micheal A. Wheat, P.C.

SIM - KHH Investment Holdings, LLC

c/o Satter Investment Management, LLC

676 North Michigan Avenue, Suite 4000

Chicago, Illinois 60610

Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention: Ted H. Zook, P.C.

Jon-Micheal A. Wheat, P.C.

SIM - ACWIT Investment Holdings, LLC

c/o Satter Investment Management, LLC

676 North Michigan Avenue, Suite 4000

Chicago, Illinois 60610

Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention: Ted H. Zook, P.C.

                 Jon-Micheal A. Wheat, P.C.

SIM - RSFIT Investment Holdings, LLC

c/o Satter Investment Management, LLC

676 North Michigan Avenue, Suite 4000

Chicago, Illinois 60610

Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention: Ted H. Zook, P.C.

                 Jon-Micheal A. Wheat, P.C.

SIM - RSIT Investment Holdings, LLC

c/o Satter Investment Management, LLC

676 North Michigan Avenue, Suite 4000

Chicago, Illinois 60610

Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention: Ted H. Zook, P.C.

                 Jon-Micheal A. Wheat, P.C.

Millennium Trust Company Custodian FBO Muneer A. Satter IRA

c/o Satter Investment Management, LLC

676 North Michigan Avenue, Suite 4000

Chicago, Illinois 60610

Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention: Ted H. Zook, P.C.

                 Jon-Micheal A. Wheat, P.C.

Satter Medical Technology Partners, L.P.

c/o Satter Investment Management, LLC

676 North Michigan Avenue, Suite 4000

Chicago, Illinois 60610

Attention: Muneer A. Satter

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention: Ted H. Zook, P.C.

                 Jon-Micheal A. Wheat, P.C.

Clarus Lifesciences III, L.P.

101 Main Street, Suite 1210

Cambridge, MA 02142

Attn: Robert Liptak, Managing Director

Phone: ***

Fax: ***

with a copy (which shall not constitute notice) to:

Blackstone Life Sciences

101 Main Street, Suite 1210

Cambridge, MA 02142

Attn: Julie Constable

Phone: ***

Email: ***

The Board of Trustees of the Leland Stanford Junior University (PVF)

635 Knight Way

Stanford, CA 94305-7297

Attn: Jeffrey Sefa-Boakye

Phone: ***

WS Investment Company, LLC

650 Page Mill Road

Palo Alto, CA 94304

Attn: Jim Terranova

Facsimile: ***

E-mail: ***

Trust Agreement of Edward M. Scolnick dated September 15, 2000, as amended

c/o Edward M. Scolnick

1201 Magnolia Drive

Wayland, MA 01778

Arnon Rosenthal

150 Normandy Lane

Woodside Ca 94062

***

***

The Estate of Ben Barres

548 Thain Way

Palo Alto, CA 94306

Alexander Stephan

Blk 111A Depot Road

#09-99

Singapore 101111

Singapore

***

Beth Stevens

310 Central Avenue

Milton MA 02186

***

Bain Capital Life Sciences Fund, LP

BCIP Life Sciences Associates, LP

200 Clarendon Street

Boston, MA 02116

Attention: Jeffrey Schwartz (***)

                 Melissa Danforth (***)

with a copy (which shall not constitute notice) to:

Mitchell S. Bloom

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

***

Citadel Multi-Strategy Equities Master Fund Ltd.

601 Lexington Ave.

New York, NY 10022

Attn: Noah Goldberg

Email: ***

with a copy (which shall not constitute notice) to:

Choate, Hall & Stewart LLP

Two International Place

Boston, MA 02110

Attn: Tobin P. Sullivan

Adage Capital Partners, LP

200 Clarendon Street, 52nd Floor

Boston, MA 02116

Attn: Dan Lehan

         Richard L. Solit

Email: ***

SCHEDULE 1

NOTICE AND WAIVER/ELECTION OF

RIGHT OF FIRST REFUSAL

I do hereby waive or exercise, as indicated below, my rights of first refusal under the Amended and Restated Investors’ Rights Agreement dated as of June     , 2020 (the “Agreement”):

1.	Waiver of 10 days’ notice period in which to exercise right of first refusal: (please check only one)

( )	WAIVE in full, on behalf of all Holders, the 10-day notice period provided to exercise my right of first refusal granted under the Agreement.

( )	DO NOT WAIVE the notice period described above.

2.	Issuance and Sale of New Securities: (please check only one)

( )	WAIVE in full the right of first refusal granted under the Agreement with respect to the issuance of the New Securities.

( )

ELECT TO PARTICIPATE in $                         (please provide amount) in New Securities proposed to be issued by Annexon, Inc., a Delaware corporation, representing LESS than my pro rata portion of the aggregate of $                         in New Securities being offered in the financing.

( )

ELECT TO PARTICIPATE in $                         in New Securities proposed to be issued by Annexon Inc., a Delaware corporation, representing my FULL pro rata portion of the aggregate of $                         in New Securities being offered in the financing.

( )

ELECT TO PARTICIPATE in my full pro rata portion of the aggregate of $                         in New Securities being made available in the financing AND, to the extent available, the greater of (x) an additional $                         (please provide amount) or (y) my pro rata portion of any remaining investment amount available in the event other Holders do not exercise their full rights of first refusal with respect to the $                         in New Securities being offered in the financing.

Date:

(Print investor name)

(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

This is neither a commitment to purchase nor a commitment to issue the New Securities described above. Such issuance can only be made by way of definitive documentation related to such issuance. Annexon, Inc. will supply you with such definitive documentation upon request or if you indicate that you would like to exercise your first offer rights in whole or in part.